                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-22877, No. 33-37159, No. 33-57350, No. 33-61085,
No. 333-06859, No. 333-32555 and No. 333-62917) of Altera Corporation of our report dated January 19, 1999 appearing on page 33 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
March 26, 1999